UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   February 27, 2007
                                                          -----------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-6770                    25-0790410
   --------                         ------                    ----------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


           8285 Tournament Drive Suite 150
                  Memphis, Tennessee                              38125
                  ------------------                              -----
         (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code:    (901) 753-3200
                                                            --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

On February 27, 2007, Mueller Industries, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with TBG Holdings N.V. and N.V. Hollandsch-Amerikaansche Beleggingsmaatschappij Holland-American Investment Corporation (collectively, the "Sellers") providing for the purchase by the Company and the sale by the Sellers of all the outstanding capital stock (the "Shares") of Extruded Metals, Inc., a Delaware corporation ("Extruded"). The closing of the transaction occurred on February 27, 2007.

The aggregate consideration paid by the Company to the Sellers for the Shares was $32.0 million in cash in immediately available funds. In connection with the transaction, the Company assumed approximately $10.1 million of Extruded's bank debt. The Purchase Agreement contains customary representations and warranties for both the Company and the Sellers. A portion of the purchase price equal to $2.5 million is being held in escrow to satisfy certain potential indemnification obligations of the Sellers.

The summary of the Purchase Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.         Description
-----------         -----------

10.1                Stock Purchase Agreement by and between TBG Holdings N.V.
                    and N.V. Hollandsch-Amerikaansche Beleggingsmaatschappij Holland-American Investment Corporation, as Sellers, and Mueller Industries, Inc., as Buyer, dated as of February 27, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MUELLER INDUSTRIES, INC.,


                                   By:   /s/ Gary C. Wilkerson
                                       -----------------------------------------
                                   Name:   Gary C. Wilkerson
                                   Title:  Vice President, General Counsel and
                                           Secretary


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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

10.1                Stock Purchase Agreement by and between TBG Holdings N.V.
                    and N.V. Hollandsch-Amerikaansche Beleggingsmaatschappij Holland-American Investment Corporation, as Sellers, and Mueller Industries, Inc., as Buyer, dated as of February 27, 2007.


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